PROPERTY PLANT AND EQUIPMENT NET	12 Months Ended
Dec. 31, 2021
PROPERTY PLANT AND EQUIPMENT NET
PROPERTY PLANT AND EQUIPMENT NET

NOTE 4 – PROPERTY, PLANT AND EQUIPMENT, NET

	December 31, 2021	December 31, 2020
(in thousands)
Leasehold improvements	$430	$421
Equipment	5,218	5,625
Sales demonstration equipment	754	963
	6,402	7,009
Less accumulated depreciation	5,456	5,793
Property and equipment, net	$946	$1,216

Total depreciation expense recorded for 2021 and 2020 was $667,000 and $815,000, respectively.